Exhibit 10.3

THE SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING, WITHOUT LIMITATION, RULE 506(b) OF REGULATION D. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE DOCUMENTS RELATED TO THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Rise Oil & Gas, Inc.

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is being delivered to the purchaser identified on the signature page to this Agreement (the “Purchaser”) in connection with such Purchaser’s investment in the securities of Rise Oil & Gas, Inc., a Nevada corporation (the “Company”), as set forth below. Capitalized terms not defined in this Agreement have the meanings provided in the Company’s Confidential Private Placement Memorandum, dated April 14, 2023 (the “PPM”).

WHEREAS, as described in the PPM, the Company is offering (the “Offering”) up to 5,000,000 shares (the “Base Shares”) of common stock, par value $0.001 per share of the Company (“Common Stock”), at a purchase price of $1.00 per share of Common Stock (the “Purchase Price”), with an overallotment of up to 1,000,000 shares of Common Stock (the “Overallotment Shares”) at the Purchase Price. For purposes of this Agreement, the term “Shares” shall refer collectively to the Base Shares and the Overallotment Shares, if any;

WHEREAS, the Shares are being offered by the Company on a “best efforts” basis only to “Accredited Investors,” as defined in Rule 501(a) of Regulation D (“Regulation D”) under the Securities Act of 1933, as amended (the “Securities Act”), and the Offering will terminate not later than December 31, 2023, unless earlier terminated or extended by the Company (the “Termination Date”); and

WHEREAS, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, the Shares of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

1.	SUBSCRIPTION AND PURCHASE PRICE

(a) Subscription. Subject to the procedures set forth in Section 2 hereof, the Purchaser hereby irrevocably subscribes for and agrees to purchase the number of Shares indicated on page 12 of this Agreement on the terms and conditions described herein.

(b) Purchase of Shares. The Purchaser understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Shares is $1.00 per Share, for an aggregate purchase price as set forth on page 12 hereof (the “Aggregate Purchase Price”). The Purchaser’s delivery of this Agreement to the Company shall be accompanied by payment for the Shares subscribed for hereunder, payable in United States Dollars, by wire transfer of immediately available funds delivered to the Company in accordance with the wire instructions set forth on Exhibit A attached hereto. The Purchaser understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, it is entering into a binding agreement.

2.	ACCEPTANCE, OFFERING TERM AND CLOSING PROCEDURES

(a) Acceptance. Subject to full, faithful and punctual performance and discharge by the Company of all of its duties, obligations and responsibilities as set forth in this Agreement and any other agreement entered into between the Purchaser and the Company or other instrument relating to the Purchaser’s subscription of Shares in the Offering (collectively, the “Transaction Documents”) to be performed or discharged on or prior to such Purchaser’s Closing Date (as defined below), the Purchaser shall be legally bound to purchase the Shares pursuant to the terms and conditions set forth in this Agreement.

(b) Rescission. The Purchaser shall have the right to rescind the purchase of the Shares for up to three business days following delivery of the Purchase Price (the “Rescission Period”).

(c) Closings. Closings of this Offering will occur upon acceptance of each Agreement by the Company (each a “Closing Date”), but in no event prior to termination of the Rescission Period. The Offering will continue until the Termination Date. The Shares purchased by the Purchaser will be delivered by the Company promptly following each Closing Date. Officers, directors and affiliates of the Company, if any, may purchase Shares in the Offering.

(d) Following Acceptance or Rejection. The Purchaser acknowledges and agrees that this Agreement and any other documents delivered in connection herewith will be held by the Company. Prior to the Company’s execution, in the event that this Agreement is not accepted by the Company for whatever reason in the Company’s sole discretion, which the Company expressly reserves the right to do, this Agreement, the Aggregate Purchase Price received (without interest thereon or deduction therefrom) and any other documents delivered in connection herewith will be returned to the Purchaser at the address of the Purchaser as set forth in this Agreement.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to each Purchaser, as of the Closing Date:

(a) Organization, Good Standing and Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted.

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(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue and sell the Shares in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required in connection therewith. This Agreement has been duly executed and delivered by the Company. This Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by equitable principles of general application.

(c) Capitalization. As of the Closing Date, but prior to the issuance of any Shares pursuant to this Agreement, the authorized capital stock of the Company consists solely of (i) 100,000,000 shares of Common Stock, of which 17,016,667 were issued and outstanding as of March 30, 2023; and (ii) 10,000,000 shares of preferred stock, par value $0.001 per share, none of which are issued and outstanding. All of the Company’s outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and non-assessable.

(d) Issuance of the Shares. The Shares to be purchased by such Purchaser from the Company have been duly authorized for issuance and sale to the Purchasers and, when issued and delivered by the Company pursuant to the terms of the Transaction Documents against payment of the Aggregate Purchase Price, will be validly issued and fully paid and non-assessable.

(e) No Conflicts. The execution, delivery and performance of the Agreement by the Company, and the performance by the Company of its obligations contemplated herein do not and will not (i) violate any provision of the Articles of Incorporation of the Company, (ii) conflict with, or constitute a default under any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party, or (iii) create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound.

(f) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign, including FINRA) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or could, if there were an unfavorable decision, have or reasonably be expected to result in a material adverse effect on the financial condition of the Company. Neither the Company, nor any director or executive officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Securities and Exchange Commission or FINRA involving the Company or any director or officer of the Company.

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(g) No Integrated Offering. Neither the Company nor any of its affiliates, and any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Shares under the Securities Act by causing this Offering to be integrated with any other offerings by the Company for purposes of the Securities Act.

(h) Offering Exemption. This Offering is being made in reliance upon the exemption under Rule 506(b) of Regulation D. Upon acceptance of this Subscription Agreement, the Company shall have a reasonable belief that the Purchaser is an accredited investor under Rule 501(a) of Regulation D.

4.	REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants to the Company as of the date hereof and as of the Closing Date as follows (unless as of a specific date therein):

(a) Organization; Authority. Such Purchaser, if an entity, is an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Understandings or Arrangements. Such Purchaser is acquiring the Shares as principal for its own account and has no intention or direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares. Such Purchaser is acquiring the Shares hereunder in the ordinary course of its business.

(c) Purchaser Status. At the time such Purchaser was offered the Shares, it was, and as of the date hereof it is, either: an “accredited investor” as defined in Rule 501(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

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(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(e) Estimates; Forward-Looking Statements. The Purchaser acknowledges that any and all estimates or forward-looking statements or projections with which it may have been provided (collectively, the “Information”) were prepared by the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed, will not be updated by the Company and should not be relied upon. The Purchaser further acknowledges that any and all information regarding the historical performance of the Company is not necessarily indicative of future performance.

(f) Access to Information and Documents. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto), as well as all documents, records, books, and other items relating to the Purchaser’s decision to acquire the Shares, and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(g) No Representations. No oral or written representations or warranties have been made, or information furnished, to the Purchaser, if any, by the Company or any of its officers, employees, agents, sub-agents, affiliates, advisors or subsidiaries in connection with the Offering, other than any representations of the Company contained herein, and in subscribing for the Shares the Purchaser is not relying upon any representations other than those contained herein. No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its advisors, if any, in connection with the offering of the Shares which are in any way inconsistent with the information contained in the PPM. This Agreement does not and did not constitute an offer or solicitation of an offer to any person or in any jurisdiction where such offer or solicitation is unlawful or not authorized.

(h) General Solicitation. The Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to our knowledge, any other general solicitation or general advertisement. This Agreement does not and did not constitute an offer or solicitation of an offer to any person or in any jurisdiction where such offer or solicitation is unlawful or not authorized. Prior to executing this Agreement, the Purchaser had a pre-existing substantive relationship with an officer or director of the Company.

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5.	CONDITIONS OF PURCHASERS’ OBLIGATIONS AT CLOSING

The obligations of each Purchaser to this Agreement to close are subject to the fulfillment on or before the Closing of each of the following conditions, unless waived by the Purchaser:

(a) Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

(b) Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

(c) Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing.

6.	OTHER AGREEMENTS OF THE PARTIES

(a) No Registration Rights. Each Purchaser acknowledges and agrees that the Shares have not been and will not be registered under the Securities Act and cannot be resold unless an exemption from registration is available.

(b) Lock-Up Agreement. Each Purchaser acknowledges that the Company may in the future enter into a transaction that would result in the Company becoming a publicly traded company, and one or more underwriters to such offering may accordingly require existing Company stockholders to execute a lock-up agreement restricting the sale of Company securities after consummation of such transaction. Accordingly, each Purchaser agrees that if requested by the Company, it will execute a lock-up agreement with one or more underwriters on terms customary for the type of transaction being undertaken and which shall be in effect for a period of no less than six (6) months following the closing of such transaction.

(c) Legends. The book entry notations recorded on the ledger in the records of the Company’s transfer agent for the Shares shall bear substantially the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

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7.	MISCELLANEOUS.

(a) Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Shares to the Purchasers.

(b) Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

(c) Notices. Any notice, demand, request, waiver or other communication required or permitted to be given pursuant to this Agreement must be in writing (including electronic format) and will be deemed by the parties to have been received (i) upon delivery in person (including by reputable express courier service) at the address set forth on the signature page attached hereto; (ii) upon delivery by facsimile (as verified by a printout showing satisfactory transmission) at the facsimile number designated below (if sent on a business day during normal business hours where such notice is to be received and if not, on the first business day following such delivery where such notice is to be received); (iii) upon delivery by electronic mail (as verified by a printout showing satisfactory transmission) at the electronic mail address set forth on the signature page attached hereto (if sent on a business day during normal business hours where such notice is to be received and if not, on the first business day following such delivery where such notice is to be received); or (iv) upon three business days after mailing with the United States Postal Service if mailed from and to a location within the continental United States by registered or certified mail, return receipt requested, addressed to the address set forth on the signature page attached hereto. Any party hereto may from time to time change its physical or electronic address or facsimile number for notices by giving notice of such changed address or number to the other party in accordance with this section.

(d) Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least a majority in interest of the Shares based on the initial subscription amounts hereunder or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

(e) Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

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(f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any person to whom such Purchaser assigns or transfers any Shares, provided that such transferee agrees in writing to be bound, with respect to the transferred Shares, as applicable, by the provisions of the Transaction Documents that apply to the “Purchasers.”

(g) No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person, except as otherwise set forth herein.

(h) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in Nevada. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Nevada for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

(i) Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Shares.

(j) Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by DocuSign, facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

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(k) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l) Replacement of Shares. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement securities.

(m) Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

(n) Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents.

(o) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a business day in the State of Texas, then such action may be taken, or such right may be exercised on the next succeeding business day.

(p) Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

(q) WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[Signature pages follow]

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COMPANY SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this Subscription Agreement to be duly executed by its authorized signatory as of the date set forth below.

RISE OIL & GAS, INC.

By

Name:

Title:

Date:	___________________, 2023

Notice Information:

If to the Company at:	Rise Oil & Gas, Inc.
Attention: Kelly Hoffman (Chief Executive Officer) and Daniel Wilson (President)
Email Address:

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS

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ALL PURCHASERS MUST COMPLETE THIS PAGE

Aggregate Purchase Price: $__________________

Number of Shares: ________________________

Manner in which Title is to be held (Please Check One):

_____	Individual
_____	Joint Tenants with Right of Survivorship
_____	Community Property
_____	Tenants in Common
_____	Corporation/Partnership/Limited Liability Company
_____	IRA
_____	Trust/Estate/Pension or Profit Sharing Plan
_____	As a Custodian for ___________ Under the Uniform Gift to Minors Act for the State of __________.
_____	Married with Separate Property
_____	Keogh
_____	Tenants by the Entirety

ALTERNATIVE DISTRIBUTION INFORMATION

To direct distribution to a party other than the registered owner, complete the information below. You must complete this section if this is an IRA investment.

Name of Firm (Bank, Brokerage, Custodian):

Account Name:

Account Number:

Representative Name:

Representative Phone Number:

Street Address

City, State, Zip

IF MORE THAN ONE PURCHASER, EACH PURCHASER MUST EXECUTE A SIGNATURE PAGE.

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INDIVIDUAL PURCHASER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the date set forth below.

Exact Name in Which Title to be Held

Name (Please Print)	Name of Additional Purchaser (Please Print)

Residence: Number and Street	Address of Additional Purchaser

City, State and Zip Code	City, State and Zip Code

Social Security Number	Social Security Number

Telephone Number	Telephone Number

Email Address	Email Address

Fax Number (if any)	Fax Number (if any)

Signature	Signature of Additional Purchaser

Date	Date

ACCEPTED this ______ day of ____________, 2023, on behalf of Rise Oil & Gas, Inc.

By

Name:

Title:

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ENTITY SIGNATURE PAGE

(Corporation, Partnership, LLC, Trust, Etc.)

IN WITNESS WHEREOF, the undersigned has caused this Subscription Agreement to be duly executed by its authorized signatory as of the date set forth below.

Name of Entity	Date of Incorporation or Organization

Office Address	State of Incorporation or Organization

City, State and Zip Code

EIN

Telephone Number

Email Address

Fax Number (if any)

Signature

Name:

Title:

Date

ACCEPTED this ______ day of ____________, 2023, on behalf of Rise Oil & Gas, Inc.

By

Name:

Title:

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EXHIBIT A

Company Wiring Instructions

Bank

ABA Routing No.

Account Name

Account No.